UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 13, 2017
Date of Report (Date of earliest event reported)

DESTINY MEDIA TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-28259	84-1516745
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1110 – 885 West Georgia
Vancouver, British Columbia, Canada	V6C 3E8
(Address of principal executive offices)	(Zip Code)

(604) 609-7736
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ____

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ____

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment

On December 13, 2017, the board of directors of Destiny Media Technologies Inc. (the “Company”) appointed Sandra Boenisch, CGA, CPA, age 36, as the Company’s Chief Financial Officer, and Treasurer until the earlier of a successor’s appointment or her resignation. The appointment was effective on December 15, 2017. Ms. Boenisch is a Chartered Professional Accountant (CPA, CGA) with over 14 years of accounting, audit, and financial reporting experience. Since January 2012, Ms. Boenisch has been a consultant, providing financial reporting services to public companies in a variety of industries, both in the United States and Canada, including serving as the Company’s controller from May 2012 to March 2013 and from November 2015 through November 2016.

From 2008 until 2012, Ms. Boenisch was employed at BDO Canada LLP (Vancouver, BC) where she acted as the Company’s audit senior through her employment.

There are no arrangements or understandings between Ms. Boenisch and any other persons pursuant to which Ms. Boenisch was selected as an officer of the Company.

There are no family relationships between Ms. Boenisch and any other director or executive officer of the Company, and there are no transactions which would require disclosure under Item 404(a) of Regulation S-K.

The Company has not entered into, adopted, otherwise commenced, or made any material amendment to any material plan, contract or arrangement (written or otherwise) with Ms. Boenisch in connection with her appointment as Chief Financial Officer and Treasurer, and the Company has not modified or made any grant or award under any such plan, contract or arrangement.

Mr. Fred Vandenberg will step down at the Company’s Chief Financial Officer, and Treasurer on and effective as of December 15, 2017 and will continue as the Company’s President and Chief Executive Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINY MEDIA TECHNOLOGIES INC.

Date: December 18, 2017

By:	/s/ FRED VANDENBERG

FRED VANDENBERG
Chief Executive Officer, President and Secretary